SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            -------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 7, 1998

                           AMF BOWLING WORLDWIDE, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                     001-12131                13-3873272
(State or other jurisdiction         (Commission              (IRS Employer
    of incorporation)                File Number)           Identification No.)


8100 AMF Drive, Richmond, Virginia                          23111
(Address of principal executive offices)                  (Zip Code)


                                       N/A
          (Former name or former address, if changed since last report)

Item 5.  Other Events

         On May 7, 1998, AMF Bowling, Inc., the parent of the registrant, issued a news release reporting the pricing of a previously announced private offering of zero coupon convertible debentures. A copy of the news release is attached as
Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit      Description
-------      -----------

99.1 AMF Bowling, Inc. News Release dated May 7, 1998 Regarding Announcement of Pricing of Zero Coupon Convertible Debentures.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:      May 8, 1998                     AMF BOWLING WORLDWIDE, INC.

                                           By:     /s/ Stephen E. Hare
                                              ---------------------------------
                                                   Stephen E. Hare
                                                   Executive Vice President and
                                                   Chief Financial Officer